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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) January 29, 1997
                                                          ----------------

                           Post Apartment Homes, L.P.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Georgia                     0-28226                 58-2053632
----------------------------        --------------        ---------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


     3350 Cumberland Circle, Atlanta, Georgia                     30339
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code  (770) 850-4400
                                                    --------------


                      This document consists of 124 pages

                         The Exhibit Index is at page 4.
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Item 5.  Other Events

         Post Apartment Homes, L.P. (the "Registrant") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-3555).


Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

                 1(a) -   Distribution Agreement

                 4(a) -   Form of Fixed Rate Note

                 4(b) -   Form of Floating Rate Note

                 5(a) -   Opinion of King & Spalding


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        POST APARTMENT HOMES, L.P.
                                        (Registrant)


                                        By: POST PROPERTIES, INC.,
                                            as general partner


Date: January 29, 1997                      By: John A. Williams
                                               --------------------------------
                                                John A. Williams
                                                Chairman of the Board, Chief
                                                Executive Officer and Director


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                                  EXHIBIT INDEX


Exhibit Number and Description                                            Page
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
1(a)- Distribution Agreement

4(a)- Form of Fixed Rate Note

4(b)- Form of Floating Rate Note

5(a)- Opinion of King & Spalding



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